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                                                                   EXHIBIT 10.15

                              AMENDMENT No. 1 TO
                             EMPLOYMENT AGREEMENT
                             --------------------

          This is an Amendment, dated August 8, 2000 (the "Amendment") to the Employment Agreement made as of the 1/st/ day of March, 2000 (the "Employment Agreement") by and between SELECT MEDICAL CORPORATION, a Delaware corporation (the "Company"), and ROBERT A. ORTENZIO, an individual (the "Employee").

                                  Background
                                  ----------

          The Company and the Employee executed and delivered the Employment Agreement. The Company and the Employee now desire to amend the Employment Agreement as hereinafter provided.

          Accordingly, and intended to be legally bound hereby, the Company and the Employee agree as follows:

                                   Agreement
                                   ---------

     1. Effective as of the first of the Company's payroll periods beginning after the Refinancing Date (as defined in paragraph 2 of this Amendment), the Employee's base salary under Section 3.01 of the Employment Agreement shall be increased to $700,000.

     2. For purposes of the Employment Agreement, as amended by Amendment No. 1, the term "Refinancing Date" shall mean the first date upon which:

          a. the Company has closed the refinancing of its Second Amended and Restated Credit Agreement dated as of November 19, 1999, to the reasonable satisfaction of the Company; and

          b. after that refinancing has been accomplished, the debt created thereby is solely that of the Company (and its subsidiaries) and no shareholder or other investor in the Company guarantees or is otherwise directly obligated to repay that debt.

     3. Except as amended hereby, the Employment Agreement shall continue in effect in accordance with its terms.
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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          SELECT MEDICAL CORPORATION


Attest: /s/ Michael E. Tarvin             By: /s/ Scott A. Romberger
       ----------------------                -------------------------------
        Michael E. Tarvin,                     Scott A. Romberger,
        Secretary                              Vice President and Controller



Witness: [ILLEGIBLE]                      /s/ Robert A. Ortenzio          (SEAL)
        ---------------------             --------------------------------
                                                  Robert A. Ortenzio

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